Exhibit 99.1
June 3, 2009

Disclaimer SECURITIES LAW MATTERS Stockholders of Inter-Atlantic Financial, Inc. ("Inter-Atlantic") are urged to read the proxy statement regarding the proposed stock purchase transaction between Inter- Atlantic and Patriot Risk Management Inc. ("Patriot") when it becomes available because it will contain important information (the "Proxy Statement"). Stockholders will be able to obtain a free copy of the Proxy Statement, as well as other filings containing information about Inter-Atlantic and Patriot, without charge, at the Securities and Exchange Commission's website: www.sec.gov. Copies of the Proxy Statement and other filings with the Securities and Exchange Commission can also be obtained, without charge, by writing, e-mailing or calling Morrow & Co., LLC, 470 West Avenue, Stamford, CT 06902; email Inter- Atlantic.info@morrowco.com; or by calling 800-607-0088. Inter-Atlantic and Patriot, their respective directors and executive officers and other persons including Morgan Joseph & Co. Inc. may be deemed to be participants in the solicitations of proxies from the stockholders of Inter-Atlantic in respect of the proposed Inter-Atlantic-Patriot stock purchase transaction. Information regarding Inter-Atlantic's directors and executive officers is available in its Form 10-K filed with the Securities and Exchange Commission on March 27, 2009 and information regarding Patriot's directors and executive officers is available on its website: http://www.prmigroup.com. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the Proxy Statement. This presentation is being filed with the Securities Exchange Commission pursuant to Rule 14a-12 of the Securities Exchange Act of 1934. FORWARD-LOOKING STATEMENTS The Private Securities Litigation Reform Act of 1995 provides a "safe harbor" for forward-looking statements. This presentation or any other written or oral statements made by or on behalf of Inter-Atlantic and Patriot may include forward-looking statements that reflect Inter-Atlantic's and Patriot's current views with respect to future events and financial performance. All statements other than statements of historical fact included in this presentation are forward-looking statements. You can generally identify these statements by forward-looking words such as "may," "expect," "anticipate," "contemplate," "believe," "estimate," "intends," and "continue" or similar words. You should read statements that contain these words carefully because they discuss future expectations, contain information which could impact future results of operations or financial condition, or state other "forward-looking" information. Further, estimations of future gross revenue and profit are inherently unreliable. In the case of Patriot, estimates of gross revenue and profit are subject to meeting objectives with regard to business generation and increasing the revenue generated from Patriot's alternative market and insurance services business. The alternative market revenue growth that we are seeking is expected to be derived from a limited number of larger premium accounts, and our estimated growth is dependent upon generating these larger accounts. Our growth objectives would be adversely affected if we are unable to generate these new accounts. We caution you that these objectives may not materialize and are not indicative of the actual results that Patriot will achieve. Many factors and future developments may cause Patriot's actual results to differ materially and significantly from the information contained in this presentation. For more information on these factors and future developments, see "Risk Factors" and "Forward-Looking Statements" in the Proxy Statement when it becomes available. We believe it is important to communicate our expectations to Inter-Atlantic stockholders. However, there may be events in the future that we are not able to accurately predict or over which we have no control. The risks, uncertainties and events that may cause actual results to differ materially from those expectations as in the forward-looking statements, include among other things negative cash flow and losses; reliance on a limited number of customers; continued compliance with government regulations, and changes in government regulations, legislation or regulatory environments; requirements or changes affecting the businesses in which Patriot is engaged; actions by competitors; dependence on its key management personnel; and general economic conditions. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this document. All forward-looking statements included herein attributable to each of Inter-Atlantic, Patriot or any person acting on either party's behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this section. Except to the extent required by applicable laws and regulations, Inter-Atlantic and Patriot undertake no obligations to update these forward-looking statements to reflect events or circumstances after the date of this document or to reflect the occurrence of unanticipated events. 2

Gross Premiums Written and Managed refers to gross alternative market and traditional premiums written by Guarantee Insurance Company, together with gross premiums written by other insurance companies for which Patriot provides general agency and underwriting services, claim services, and in certain cases, assumes a portion of the risk Executive Summary Patriot Risk Management, Inc. ("Patriot" or "PRMI") is a rapidly growing Business Process Outsourcing ("BPO") firm specializing in insurance servicing, risk management and workers' compensation insurance The workers' compensation insurance market is projected to reach $50 billion in 2009 Companies are required to buy workers' compensation insurance by state and federal laws Patriot's competitive advantages include: Highly experienced management team with a successful track record in the insurance industry Hybrid business model that generates superior returns with less underwriting risk Opportune time to capture market share as a result of the credit crisis and market dislocations Gross Premiums Written and Managed(1) are growing at a 2004 - 2008 CAGR of roughly 40% 3

Inter-Atlantic Financial, Inc. ("Inter-Atlantic"), which raised $69mm in an IPO transaction in October 2007, is acquiring Patriot, a rapidly growing insurance servicing and workers' compensation insurance carrier Inter-Atlantic reviewed over 100 companies before selecting Patriot The transaction provides Inter-Atlantic investors with an opportunity to participate in a rapidly growing BPO firm specializing in insurance servicing, risk management and workers' compensation insurance The combined company will operate as Patriot Risk Management, Inc. and its Class A common stock will continue to trade publicly Transaction Consideration 100% stock consideration Patriot stockholders to receive 6.9 million shares of newly issued Class B common stock at the closing of the transaction, eligible to receive up to 5 million additional shares upon the achievement of certain stock price targets over the next five years Inter-Atlantic stockholders will become holders of Class A common stock at the closing of the transaction, and are expected to receive a dividend of $0.20 per quarter until a maximum of $2.40 is paid out or Class A shares close above $11 per share for an average of 20 consecutive trading days, whichever is earlier 4 Transaction Overview

5 Transaction Overview Transaction Parties Inter-Atlantic Financial, Inc. (NYSE Amex: IAN) Publicly traded special purpose acquisition company ("SPAC"), raised $69mm by selling 8.6mm units (1 common share and 1 warrant per unit) at $8 per unit in October 2007 Patriot Risk Management, Inc. A rapidly growing BPO firm specializing in insurance servicing, risk management and workers' compensation insurance Deal Considerations Stock for stock acquisition 6.9mm shares of Inter-Atlantic class B common stock (no dividend) to Patriot stockholders Earn-out of up to 5.0 million additional shares in 1.0 million share increments in the event that stock closes above $12, $13, $14, $15, $16 per share (for an average of 20 consecutive trading days) prior to fifth anniversary Lock-up of 12 months for substantially all current Patriot stockholders Inter-Atlantic stockholders at the time of closing will become holders of Class A common stock, which is expected to pay a dividend of $0.20 per quarter until a maximum of $2.40 is paid or Class A shares close above $11 per share for an average of 20 consecutive trading days, whichever is earlier Corporate Governance At closing, all previous executive officers of Inter-Atlantic will resign and executive officers going forward will consist of Patriot's management team Board of Directors to be comprised of the current Patriot Board of Directors plus Andrew S. Lerner and Frederick S. Hammer of Inter-Atlantic Stock option plan to be submitted for approval by Inter-Atlantic stockholders Closing Conditions Warrant modification Patriot is not obligated to complete the Transaction unless the terms of the warrants are modified with the consent of a majority of the warrant holders such that all outstanding Inter-Atlantic warrants are effectively redeemed at closing for no more than $0.50 per warrant Minimum cash condition Patriot is not obligated to complete the Transaction unless Inter-Atlantic has a minimum of $35,000,000 in cash at closing net of transaction expenses and share/warrant redemptions

6 Patriot produces, underwrites and administers workers' compensation insurance plans and provides claims case management and cost containment services for insurance companies, segregated portfolio cell captives and reinsurers Through its wholly owned insurance company subsidiary, Guarantee Insurance Company, Patriot may also participate in a portion of the insurance underwriting risk to enhance returns Business Overview Insurance Services Patriot offers full range of workers' compensation services provided in-house including underwriting and distribution, case management, bill review, captive management and policy and claims administration Servicing revenue grows in tandem with Gross Premiums Written and Managed "Managed Premium" relationships with a national footprint being implemented S Insurance Patriot provides alternative market and traditional workers' compensation insurance to employers in 23 jurisdictions Patriot's alternative market business serves larger, more sophisticated employers with a wide range of risk profiles, with underwriting risks largely borne by clients Patriot's traditional business focuses on small to medium sized employers, generally in low risk industries, with underwriting risks borne by Patriot and its reinsurers Risk bearing capabilities complement "Managed Premium" relationships Patriot Risk Management, Inc. - Company Overview

7 Insurance Services Segment Insurance Segment Insurance Segment Insurance Segment Insurance Services Segment Alternative Market Traditional Workers' Comp. Overview of Workers' Compensation Services: Claims Services Nurse case management Bill review and cost containment Agency and Underwriting Services General agency services Private label underwriting services & policy and claims administration Segregated cell captive mgt. For policyholders, agents and others who desire to share in underwriting results: Segregated portfolio cell captives Minimal risk bearing Fronting, underwriting, administration and captive management services Large deductible plans and retros Guaranteed cost risk-bearing insurance plans Customer Profile: Captive insurance companies Reinsurance companies Insurance companies on a private label basis Self-insured plans Typically more sophisticated employers Wide range of risk profiles Average annual premium of $800k Small to medium-sized employers Low risk industries Average annual premium of $11k Competitive Advantages: Insurance segment synergies Loss ratio improvements Fee revenue driven by medical costs not insurance rates Registered nurses on staff Preferred physician & Rx networks Monoline niche expertise Alignment of incentives with policyholders, agents and others Wealth creation vehicle for captive owners Expertise is a substantial barrier to entry "Pay-as-you-go" distribution through payroll processing companies Cash flow benefits to policyholder Administrative efficiencies Less sensitive to pricing cycles Higher renewal rates Patriot Patriot's Hybrid Business Model - Unique Among Competitors

Senior Management – Experienced Leadership

Steven Mariano *Chairman, President and CEO* *Since 2003*	• Successful entrepreneur with 22 years of experience in the insurance and financial services industry • Formed Strategic Outsourcing Inc. and grew revenues to $1 billion in less than 7 years • Sold Strategic Outsourcing Inc. to Union Planters Bank/Regions Bank (NYSE: RF) • Sold highly successful MGA to a subsidiary of JPMorgan Chase in 2004 • Formed PRMI, PRS and Patriot Services in 2003 to take advantage of unique hybrid business model
Michael Grandstaff *Senior Vice President and CFO* *Since December 2007*	• Served as CFO of Titan Holdings, Inc., a publicly held insurance group sold to the Travelers Companies • Former Treasurer and Vice-President of Finance at Meadowbrook Insurance Group • Served as CFO of a regional health insurance company from 2002 through 2007
Charlie Schuver *Chief Underwriting Officer* *Since June 2008*	• Over 25 years of experience in various underwriting positions • Previously served as senior underwriting officer of Arch Insurance Company • Field office management, countrywide line of business executive and Strategic Development officer for Royal SunAllinace
Timothy Ermatinger, CPA *CEO of PRS Group* *Since 2006*	• Previously served as SVP of client services and CFO at Broadspire/Kemper National • Previously served as COO of Willis Corroon Third Party Administration Services • Previously served as VP of Operations for Summit Consulting (Liberty Mutual) • Ex-Partner, PriceWaterhouseCoopers LLP
Richard Turner *Senior Vice President* *Since September 2008*	• Over 25 years of experience in the alternative risk market • Served as SVP of Lexington Insurance Company (AIG), responsible for the alternative market business • Served as Executive VP at Mutual Risk Management, Ltd., a leader in alternative market solutions
Dean Watters *VP of Business Development* *Since May 2008*	• Over 10 years of experience in distribution and delivery of BPO services • Previously served as VP/General Manager of Automatic Data Processing's insurance businesses • Co-founded CyberComp, the first online workers' compensation underwriting system

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PATRIOT
RISK MANAGEMENT INC

9 Senior Management - Experienced Leadership Robert Zamary National Vice President of Claims Since 2009 Served as EVP and COO of Avizent, a national provider of workers' compensation insurance and third party policy administration Served as VP of Self Insurance of CareWorks, the largest provider of workers' compensation managed care services in Ohio Served as Regional Manager of Ohio Bureau of Workers' Compensation Michael Sluka, CPA Vice President and Chief Accounting Officer Since 2008 Served as CFO, SVP and Treasurer of TRG Holding Corporation and TIG Insurance Company Served for over 20 years as a partner at KPMG

10 Patriot provides alternative market and traditional workers' compensation insurance services and solutions Insurance services revenue was generated almost exclusively from Patriot's gross premiums written Gross premiums written grew from $0 to $117.6 mm Unconsolidated insurance services revenue grew from $0 to $12.3 mm Regional Presence Phase 1: 2004-2008 Patriot establishes national "Managed Premium" relationships beginning in 2009 Q2 - providing an array of insurance services to carriers lacking the necessary infrastructure and expertise Underwriting and distribution Policy and claims administration Nurse case management and cost containment Captive management Reduced risk-bearing or non-risk bearing model National Footprint Phase 2: 2009-2010 Insurance agency distribution relationships expected to expand in terms of both depth and breadth Large national brokerage arrangements expected to be established with national footprint and "A-rated" insurers Strengthened balance sheet from this transaction is expected to drive growth in Gross Premiums Written and Managed National Distribution & "A" Rating Phase 3: 2010-2011 Evolution of Patriot's Business Model Patriot has significantly increased Gross Premiums Written and Managed(1) prior to establishing a national footprint or accessing "A-rated" insurers The growth in Gross Premiums Written and Managed directly translates into increased insurance services revenues Gross Premiums Written and Managed refers to gross alternative market and traditional premiums written by Guarantee Insurance Company, together with gross premiums written by other insurance companies for which Patriot provides general agency and underwriting services, claim services, and in certain cases, assumes a portion of the risk

Claims services fees are primarily a function of medical claim frequency and severity Nurse case management - fees paid on a per claim basis Medical cost containment and bill review - fees paid as percentage of cost savings Captive administration - fees paid as percentage of captive premiums Private label fronting relationships with other insurers, which include underwriting, policy and claims administration fees as well as nurse case management and cost containment Underwriting, distribution and captive management services capitalize on Patriot's industry expertise 11 Insurance Services Segment: Services and Performance Unconsolidated Insurance Services Income ($mm) Very favorable margins on insurance services business Services revenue is expected to grow in line with Gross Premiums Written and Managed 2007-2009 Growth was constrained by limited capital CAGR: 33%

Patriot has shown strong and profitable top-line growth since inception as an unrated carrier Current dislocations in the workers' compensation insurance market have caused direct benefits to Patriot Drive demand from other insurance carriers for Patriot's private label services Provide attractive returns on retained insurance premiums Patriot's innovative workers' compensation product offering including "Pay-as-you-go" distribution through payroll processing companies, not only provides cash flow benefits to policyholders but also high renewal rates and a simplified administration process Strict underwriting discipline has led to lower loss ratios than the industry, historically outperforming the workers' compensation industry 12 Patriot's Insurance Segment Performance Total Premiums Serviced ($mm) Calendar Year Loss Ratios(1) CAGR: 37% Workers' compensation industry net calendar year loss ratios are shown on a statutory basis. Source: A.M. Best Aggregates & Averages for 2006 and 2007 and preliminary estimates from the National Council on Compensation Insurance (NCCI) for 2008

Net unrealized gains of approximately $1.1mm at May 31, 2009 AA+ average credit quality, CMBS portfolio all super-senior AAA-rated Fixed income portfolio managed by Gen Re - New England Asset Management Minimal non-agency residential housing exposures and de minimus subprime and Alt-A exposures Muni portfolio focused on General Obligation and Essential Purpose revenue bonds with no California exposures 13 High Quality Investment Portfolio Investment Portfolio at March 31, 2009 : $53.7 MM Investment Portfolio at March 31, 2009 : $53.7 MM Investment Portfolio at March 31, 2009 : $53.7 MM Portfolio Mix Fixed Maturity Securities Credit Quality (S&P rating) Average Quality: AA+ Average Duration: 2.9 years MBS Sector is 100% Agency MBS CMO Sector includes two non-Agency CMO's with a total book value of $407,243. One of the holdings is an Alt-A security with a book value of $119,152

14 Patriot is exclusively focused on workers' compensation insurance services, and alternative market and traditional insurance solutions This focused approach helps provide superior products and services compared to multi-line carriers Workers' Compensation Focus Currently, approximately 40-50% of Patriot's Gross Premiums Written and Managed are alternative market solutions Sharing the underwriting risk aligns incentives between Patriot and its clients, leading to higher margins while decreasing risk Alternative Market Expertise Soft underwriting market puts growing cost and line-of-business diversification pressure on large insurers These conditions drive a growing demand for outsourced insurance services and "outside the box" solutions to control rising medical costs Several large dominant carriers have experienced significant capital problems due to the recent credit crisis, which has allowed Patriot to play offense, not defense Market Conditions Underwriting, distribution and claims servicing capabilities, coupled with a platform to bear risk, create a compelling value proposition for other carriers Diversification allows Patriot to move across the risk-bearing spectrum based on the underwriting cycle, market conditions and business opportunities Hybrid Business Model Competitive Advantages in the Workers' Compensation Industry

15 Growth Strategy with Equity Infusion Establish additional carrier relationships Build national platform and access A-rated insurers as needed Leverage underwriting and claims servicing platform scalability and expertise Extend nurse case management and bill review platform to other insurers and self-insured plans Expand Third Party BPO Relationships Grow market share in existing states Capitalize on strong reputation for underwriting, customer service and claims management Organic Expansion Take advantage of attractive M&A environment in workers' compensation services industry Acquire complementary organizations providing general agency and underwriting, policy and claims administration and other fee-based services Potentially acquire niche insurance companies and/or books of business that present opportunities for insurance services synergies Acquisitions & Alliances Extend range of traditional and alternative market brokers Develop relationships with larger, national payroll companies Expanded Distribution Channels

16 Workers' compensation insurance, including medical benefits and indemnity payments, is required coverage for employees under state and federal law Workers' compensation is a $50 billion market, of which over $6 billion was written by AIG; AIG's difficulties have opened new opportunities for market players Patriot Risk Management has built a High-Growth, High-Margin Insurance Servicing Engine along with a Profitable Risk-Bearing Insurance Carrier Patriot's WC Market Penetration by State(1) New Business Drivers WC Market GWP Growth(2) 2008 NCCI state of the line report Benfield 2007 Market Share Report, U.S. Workers' Compensation Insurance (2) WC GWP ($mm)

National BPO Relationships New business processing relationships with national carriers provide Patriot with a national footprint in all 50 states, versus its current market of 23 jurisdictions Patriot's access to "A-rated" insurers opens up tremendous additional opportunities with national distributors 17 New Business Drivers 2004 - 2009 presence Complete National presence 2009 and beyond Massachusetts Texas Utah Montana California Arizona Idaho Nevada Oregon Iowa Colorado Kansas Wyoming New Mexico Missouri Minnesota Nebraska Oklahoma South Dakota Washington Arkansas North Dakota Louisiana Illinois Ohio Georgia Alabama Wisconsin Virginia Indiana Michigan Mississippi Kentucky Tennessee Pennsylvania North Carolina South Carolina West Virginia New Jersey Maine New York Vermont Maryland DC Connecticut Rhode Island Delaware New Hampshire - Florida

18 Alternative Market Demand and Expertise Patriot's alternative market expertise, particularly with segregated portfolio cell captive reinsurance arrangements, which permit policyholders, agents and others to participate in the majority of the underwriting risk, will continue to present compelling market opportunities Traditional insurance makes up approximately 70% of the total $327 billion commercial risk protection market, with alternative risk transfer solutions making up about 30%(1) Alternative market solutions make up roughly 43% of the total workers' compensation market (1) Large companies (those with more than $1 billion in revenue) are the biggest users of alternative risk transfer vehicles with 62% participation, however smaller companies (with less than $100 mm in revenue and 18% of the total market share) are expected to grow interest in alternative risk(1) New Business Drivers (1) Sources: Robert P. Hartwig, President, Insurance Information Institute, 1/21/08

Estimated Growth and Earnings 19 ($ thousands) Includes net investment income as follows: 2008 - $2,028; 2009E - $2,900; 2010E - $4,300 Other non-recurring expenses incurred in 2008 represent (i) an employee reduction initiative involving approximately 30 positions in September 2008, (ii) the closure of the Company's regional office in Fort Mill, South Carolina in late 2008 and (iii) expense reductions associated with the Company's exit from reinsurance intermediary services in mid-2008 Assumes 29.99% redemption of shares

Higher weighting towards more profitable alternative market insurance solutions Emphasis on higher margin insurance services business Trend of lowering underwriting risk per dollar of premium managed Patriot filled executive management roles for virtually every discipline throughout 2008 in anticipation of being a publicly held company and in preparation for substantial future growth Economies of scale Fixed costs over larger revenue base Efficiencies from larger alternative market accounts 20 Sources of Estimated Improvement in Margins 2008 2010E

21 Historical Financial Summary - Income Statement Data ($ thousands)

22 Historical Financial Summary - Balance Sheet Data ($ thousands)

23 Transaction Valuation Metrics Data Data Data Data Price Multiples(1) Price Multiples(1) Price Multiples(1) Price Multiples(1) Price Multiples(1) Historical Guidance Guidance Overall Overall Per Class A Share Per Class A Share 2008 2009 2010 2009 2010 2009 2010 Gross Premiums Written and Managed $118 $158 $235 0.7x 0.5x 0.7x 0.4x EBITDA $9.6 $15.4 $29.5 7.7x 4.0x 6.7x 3.5x Operating Basic EPS N/M N/M $1.11 N/M 7.2x N/M 5.3x Year-End Book Value $7 $48 $59 2.5x 2.0x 2.1x 1.7x (1) Based on a stock price of $7.96 per share and an estimated 14.8 million basic shares outstanding for 2009 and 2010. Assumes 29.99% redemption of shares and dividend on Class A stock of $2.40 over three years. Multiples per Class A share are adjusted to reflect the value of the dividend at a present value of $2.05 per share ($ millions except per share data)

24 Patriot Valuation vs. Market Comparables 2009E / 2010E Revenue Growth Dividend Yield per Class A Share 2010E P/E TEV / 2010E EBITDA BPO Firms Median 8.8% 0.0% 14.3x 5.8x Workers' Compensation Insurance Median 2.4% 0.0% 8.1x N/A Patriot(1) 53% 10.1% 5.3x 3.0x Patriot is valued at a discount to earnings estimates of 63% compared to the median BPO firm and a discount of 35% compared to the median workers' compensation insurer (1) Based on a stock price of $7.96 per share. Assumes 29.99% redemption and dividend on Class A stock of $2.40 over three years. Multiples per Class A share are adjusted to reflect the value of the dividend at a present value of $2.05 per share

25 Comparable Forward Trading Multiples (1) Based on Bloomberg consensus estimates as of 6/1/2009 (2) Estimates for 2009 and 2010 EPS and EBITDA are not available. LTM multiples are used instead (3) Estimates for 2009 and 2010 EPS and EBITDA are not available. LTM multiples are used instead. Stock Price and Market Cap are based on weighted average share price of Class A and B shares. The two classes have identical economic benefits, but Class A shares have no voting rights